Exhibit 10.76

Execution Version

AMENDMENT TO SECURITIES PURCHASE AGREEMENT,

WARRANT TO PURCHASE COMMON STOCK,

AND SECURED PROMISSORY NOTE

THIS AMENDMENT (this “Amendment”) to: (i) that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of December 22, 2011, by and between Socius CG II, Ltd., a Bermuda exempted company (the “Investor”), and Marina Biotech, Inc., a Delaware corporation (the “Company”), (ii) that certain Warrant to Purchase Common Stock issued to the Investor on December 29, 2011 (the “Warrant”), and (iii) that certain Secured Promissory Note dated December 29, 2011 issued by the Investor to the Company (the “Note”), is dated as of January 9, 2012. Capitalized terms used by not defined in this Amendment shall have the meanings ascribed to such terms in the Purchase Agreement, the Warrant and/or the Note, as applicable.

WHEREAS, the undersigned desire to amend the Purchase Agreement, pursuant to Section 6.3 of the Purchase Agreement, the Warrant, pursuant to Article 8 of the Warrant, and the Note, pursuant to Section 8(b) thereof, in the manner set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.	The first sentence of Section 2.3(c)(i) of the Purchase Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

“(c)(i)  Warrant. On each Tranche Notice Date, that portion of the Warrant equal to 37% of the Tranche Amount shall vest and become exercisable, and shall be automatically exercised, at the price per share set forth in the Warrant, all as more fully set forth in the Warrant.”

2.	Section 2.3(j) of the Purchase Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

“(j)      Limitation on Obligations to Purchase and Sell. Notwithstanding anything herein to the contrary, in the event the Closing Bid Price of the Common Stock during any one or more of the nine (9) Trading Days on or immediately following the Tranche Notice Date falls below 75.0% of the Closing Bid Price of the Common Stock on the Trading Day immediately prior to the Tranche Notice Date, the Company shall not issue any Tranche Shares on the Tranche Closing Date, Investor shall not purchase any of the Tranche Shares, and the Tranche shall automatically be cancelled; provided, however, that upon such cancellation, the Investor shall redeem any outstanding recourse note tendered by Investor in lieu of cash payment for Additional Investment Shares or Warrant Shares issued in connection with the applicable Tranche Notice for the principal amount of the recourse note plus accrued interest in exchange for, at the option of Investor, (i) cash or (ii) the return to the Company of any unsold Additional Investment Shares or Warrant Shares issued to Investor in connection with such Tranche Notice plus a cash payment equal to the greater of (x) 92% of any gross proceeds received by Investor upon the sale of such Additional Investment Shares or Warrant Shares issued to Investor in connection with such Tranche Notice and (y) 100% of the principal amount of the recourse note tendered by Investor in lieu of cash payment for Additional Investment Shares or Warrant Shares issued in connection with such Tranche Notice that have been sold by Investor plus accrued interest thereon.”

3.	The heading to the Warrant is hereby amended to clarify that the Warrant is exercisable for 1,380,597 shares of Common Stock, rather than 1,305,970 shares of Common Stock.

4.	The reference to “Thirty-five Percent (35%) of the Tranche Purchase Price” in the second sentence of the third full paragraph of the Warrant is hereby amended to become a reference to “Thirty-seven Percent (37%) of the Tranche Purchase Price”.

5.	The first paragraph of Section 1.3 of the Warrant is hereby deleted in its entirety and replaced in its entirety with the following:

2

“1.3     Number of Shares. At each time of delivery of a Tranche Notice, the number of Warrant Shares underlying this Warrant shall be adjusted such that after such adjustment (and taking account of the adjustment to the Exercise Price in accordance with Section 1.2 above) the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustments (in each case, without regard to any limitations on exercise contained herein). Immediately following such adjustment, the number of Warrant Shares underlying the applicable Warrant Tranche shall vest and become exercisable and such number of Warrant Shares in such Warrant Tranche shall be a number of shares equal to the Tranche Purchase Price set forth in the applicable Tranche Notice multiplied by 37%, with the resulting product divided by the Exercise Price as adjusted in accordance with Section 1.2 above to give effect to the applicable Tranche Notice (in respect of any Warrant Tranche, the “Warrant Tranche Shares”). For illustrative purposes only, assume that the Warrant is initially exercisable for 3,500,000 Warrant Shares at an initial Exercise Price of $0.50 (for a total aggregate Exercise Price of $1,750,000). The Company then delivers a Tranche Notice with a Tranche Purchase Price of $1,000,000 and the Closing Bid Price of a share of Common Stock on the most recently completed Trading Day prior to the time that the Tranche Notice was deemed delivered is $0.25. Immediately prior to the automatic exercise of the Warrant, the Exercise Price will be adjusted to $0.25 and the Warrant Shares will be increased to 7,000,000 (to maintain the pre-adjustment aggregate Exercise Price of $1,750,000). The number of Warrant Shares underlying the Warrant that become vested and automatically exercised shall be $1,000,000 x 37% = $370,000 divided by $0.25 = 1,480,000 Warrant Shares. After such automatic exercise, the Warrant will be exercisable for 5,520,000 Warrant Shares at an Exercise Price of $0.25 (with an aggregate Exercise Price of $1,380,000 ($1,750,000 minus $370,000)). The Company then delivers a second Tranche Notice with a Tranche Purchase Price of $2,000,000 and the Closing Bid Price of a share of Common Stock on the most recently completed Trading Day prior to the time that the Tranche Notice was deemed delivered is $0.35. Immediately prior to the automatic exercise of the Warrant, the Exercise Price will be adjusted to $0.35 and the Warrant Shares will be decreased to 3,942,858 (to maintain the pre-adjustment aggregate Exercise Price of $1,380,000). The number of Warrant Shares underlying the Warrant that become vested and automatically exercised shall be $2,000,000 x 37% = $740,000 divided by $0.35 = 2,114,286 Warrant Shares. After such automatic exercise, the Warrant will be exercisable for 1,828,572 Warrant Shares at an Exercise Price of $0.35 (with an aggregate Exercise Price of $640,000 (1,380,000 minus $740,000)). For clarification purposes, both the Exercise Price and number of Warrant Shares underlying this Warrant and each Warrant Tranche shall each be deemed to be adjusted in accordance with Section 1.2 above and this Section 1.3 immediately prior to the determination of the number of Warrant Tranche Shares and the automatic vesting and exercise of this Warrant in connection therewith.”

6.	The Note is hereby amended to clarify that the aggregate principal amount thereof is $172,574.63, rather than $163,246.25.

7.	Except as otherwise expressly provided by this Amendment, all of the terms and conditions of the Purchase Agreement, the Warrant and the Note are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

3

8.	This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of laws thereof. This Amendment may be executed in two or more counterparts, each of which shall be considered one and the same amendment and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

9.	This Amendment shall be effective upon the Company’s execution and receipt of the same amendment executed by all of the undersigned.

[remainder of page intentionally left blank; signature page follows]

4

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized signatures as of the date first set forth above.

MARINA BIOTECH, INC.

By:	/s/ Philip C. Ranker
Name:	Philip C. Ranker
Title:	Interim Chief Financial Officer

SOCIUS CG II, LTD.

By:	/s/ Terren Peizer
Name:	Terren Peizer
Title:	Managing Director

5